As filed with the Securities and Exchange Commission on January 5, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2021
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Annual Report October 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS	37

Report of Independent Registered Public Accounting Firm	40
Fund Investment Objective, Policies and Risks	41
Distribution Reinvestment Plan for the Fund	50
Directory	53
Directors and Officers	54
Proxy Voting Policies and Procedures	61
Quarterly Portfolio Schedule	61
Report of Votes of Stockholders	62
Board Consideration of the Management Agreement	63

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2021 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this annual report for Neuberger Berman High Yield Strategies Fund Inc. (the Fund) for the 12 months ended October 31, 2021 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

As previously communicated, on November 10, 2020, the Fund commenced a tender offer to purchase up to 25% of its outstanding shares of common stock for cash at a price equal to 96% of its net asset value (NAV) per share determined on the date the tender offer expired, December 10, 2020. The Fund purchased 4,885,146 shares of common stock at a purchase price of $12.03 per share. Shares of the Fund’s common stock that were not purchased remain outstanding.

As previously announced, in connection with the reduction in the Fund’s asset level following the tender offer, the Fund reduced the total amount of leverage it employs. The Fund redeemed a portion of its outstanding Mandatory Redeemable Preferred Shares (Preferred Shares) and prepaid a portion of its outstanding Floating Rate Senior Notes (Notes). The total amount of leverage employed by the Fund was reduced from $125 million to $95.5 million, consisting of $76 million of Preferred Shares and $19.5 million of Notes.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato

President and CEO

Neuberger Berman High Yield Strategies Fund Inc.

Neuberger Berman High Yield Strategies Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc. (the Fund) generated a 14.81% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2021 (the reporting period), outperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a 10.75% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) enhanced the Fund’s performance during the reporting period.

The overall high yield market, as measured by the Index, generated a positive total return during the reporting period and significantly outperformed the overall taxable investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, which returned -0.48% during the reporting period. U.S. 10-Year Treasury yields moved sharply higher during the reporting period as the economy continued to expand, inflation reached multi-year highs and the U.S. Federal Reserve Board (Fed) indicated that it would begin removing some of its monetary policy accommodation. That said, economic growth moderated late in the reporting period as the COVID-19 Delta variant and supply chain issues tempered consumer spending. Meanwhile, with corporate fundamentals improving and default rates continuing to decline, high yield spreads tightened over the reporting period.

From a sector perspective, security selection within automotive & auto parts, security selection within and an underweight to health care and an overweight to and security selection within gas distribution were the top contributors to performance. In contrast, security selection within and an underweight to energy, security selection within and an overweight to support-services and security selection within aerospace & defense detracted the most from results.

In terms of the Fund’s portfolio credit quality, security selection within non-rated, an overweight to CCC & below, security selection within and an underweight to BB and security selection within BBB and above-rated issuers contributed the most to performance. Conversely, security selection within CCC & below, an underweight to non-rated, an overweight to and security selection within B and an overweight to BBB and above-rated issuers were the primary detractors.

The Fund’s use of swap contracts contributed positively to performance during the reporting period.

As it became increasingly clear that the economic recovery was on track and expectations for growth improved, we selectively increased the Fund’s exposure to CCC & below and B rated issuers earlier in the reporting period. As credit spreads narrowed later in the reporting period, especially in issuers within CCC & below and B, in part, on expectations for some issuers to be upgraded, we subsequently decreased the Fund’s exposure to CCC & below and B rated securities on relative valuation considerations. Based on individual credit decisions, the BB rated exposure increased over the reporting period as well.

Looking ahead, we believe current valuations are compensating investors for the increasingly benign default outlook. While inflation is more persistent than previously anticipated, we believe that the trajectory of real GDP growth and improved pricing power should be supportive of issuer fundamentals. It is our view that pent-up demand, combined with strong consumer balance sheets, growing nominal wages, businesses working to rebuild inventories and rehire plus a more communicative Fed on tapering should continue to support economic activity and financial conditions going forward. Our global research team continues to monitor the investment thesis for each issuer in the Fund given the uncertainty around the pandemic and its impact on supply chains and demand in certain consumer-facing sectors such as travel, lodging, leisure and entertainment. While the Delta variant of COVID-19 remains the persistent strain, cases continued to slow during the reporting period from prior elevated levels as vaccination rates improve. Even as concerns over higher inflation, supply chain constraints and geopolitical risk could result in pockets of short-term volatility, we believe our bottom-up, fundamental credit research process focused on security selection while seeking to avoid credit deterioration and putting only our “best ideas” into the Fund, position us well to take advantage of periods of volatility.

Sincerely,

Russ Covode, Daniel Doyle, Joe Lind and Chris Kocinski

Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

The performance of certain rated bonds within the Index, as noted above, represent issues that are rated Baa3/BBB- and above, Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody’s, S&P Global and Fitch ratings, as calculated by ICE BofA.

High Yield Strategies Fund Inc. (Unaudited)

TICKER SYMBOL
High Yield Strategies Fund Inc.	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	18.9
Five to less than Ten Years	77.0
Ten Years or Greater	4.1
Total	100.0%
*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
	Inception Date	Average Annual Total Return Ended 10/31/2021
		1 Year	5 Years	10 Years	Life of Fund
At NAV[2]
High Yield Strategies Fund Inc.	07/28/2003	14.81%	7.40%	8.14%	9.23%
At Market Price[3]
High Yield Strategies Fund Inc.	07/28/2003	33.61%	11.47%	8.38%	9.33%
Index
ICE BofA U.S. High Yield Constrained Index[4]		10.75%	6.23%	6.65%	7.50%

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA” or “Management”) had not waived certain expenses during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.

High Yield Strategies Fund Inc. (Unaudited)

Impact of the Fund’s Distribution Policy

The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV per share. During the 12-month period ended October 31, 2021, the Fund made distributions to common stockholders totaling $1.09 per share, of which $0.32 will be treated as a return of capital for tax purposes.

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of a predecessor fund (Neuberger Berman High Yield Strategies Fund).
2	Returns based on the NAV of the Fund.
3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Description of Index (Unaudited)

ICE BofA U.S. High Yield Constrained Index:	The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings) and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Legend October 31, 2021 (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc.

Benchmarks

LIBOR = London Interbank Offered Rate

Currency Abbreviations:

USD = United States Dollar

Counterparties:

SSB = State Street Bank and Trust Company

Clearinghouses:

CME = CME Group, Inc.

Index Periods/Payment Frequencies:

1M = 1 Month
3M = 3 Months
6M = 6 Months

Schedule of Investments High Yield Strategies Fund Inc.^

October 31, 2021

PRINCIPAL AMOUNT		VALUE

Loan Assignments(a) 5.6%

Chemicals & Plastics 0.5%
	Solenis Holdings LLC
$496,239	First Lien Term Loan, (1M USD LIBOR + 4.00%), 4.09%, due 6/26/2025	$495,524
390,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 8.59%, due 6/26/2026	389,271
		884,795

Containers & Glass Products 0.3%
547,835	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 3.34%, due 4/3/2024	532,858

Diversified Insurance 0.7%
1,276,494	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	1,278,664

Electronics - Electrical 1.1%
1,288,525	Ivanti Software, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	1,286,708
750,000	Redstone Holdco 2 LP, Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/27/2028	720,000
		2,006,708

Financial Intermediaries 0.2%
370,000	Asurion LLC, Second Lien Term Loan B4, (USD LIBOR + 5.25%), due 1/20/2029	368,228	(b)(c)

Health Care 1.4%
298,500	ADMI Corp., Term Loan B2, (1M USD LIBOR + 3.13%), 3.63%, due 12/23/2027	296,169
545,000	Medline Industries, Inc., Term Loan B, (USD LIBOR + 3.25%), due 10/23/2028	545,539	(b)(c)
1,803,170	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	1,717,519
		2,559,227

Oil & Gas 0.2%
375,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.00%, due 11/1/2025	409,268

Retailers (except food & drug) 0.9%
1,636,482	Great Outdoors Group, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	1,640,230

Utilities 0.3%
552,443	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	542,499	(d)
	Total Loan Assignments (Cost $10,161,911)	10,222,477

Corporate Bonds 135.3%

Advertising 0.9%
1,620,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,695,492	(e)

See Notes to Financial Statements	7

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

Aerospace & Defense 2.7%
	TransDigm, Inc.
$1,535,000	6.38%, due 6/15/2026	$1,586,806
2,265,000	7.50%, due 3/15/2027	2,375,419
980,000	5.50%, due 11/15/2027	1,003,275
		4,965,500

Air Transportation 1.6%
515,000	Air Canada, 3.88%, due 8/15/2026	521,438	(e)
300,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	273,849	(e)(f)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
810,000	5.50%, due 4/20/2026	849,690	(e)
1,085,000	5.75%, due 4/20/2029	1,167,731	(e)
		2,812,708

Auto Parts & Equipment 1.9%
1,115,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	1,159,600
	Goodyear Tire & Rubber Co.
985,000	9.50%, due 5/31/2025	1,073,532
455,000	5.00%, due 7/15/2029	480,025	(e)
167,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, due 5/15/2026	174,724	(e)
475,000	Tenneco, Inc., 7.88%, due 1/15/2029	519,531	(e)
		3,407,412

Automakers 2.5%
	Ford Motor Co.
600,000	9.63%, due 4/22/2030	864,378
760,000	4.75%, due 1/15/2043	830,118
1,860,000	7.40%, due 11/1/2046	2,548,200
225,000	Jaguar Land Rover Automotive PLC, 5.88%, due 1/15/2028	224,437	(e)
		4,467,133

Building & Construction 0.3%
	Shea Homes L.P./Shea Homes Funding Corp.
300,000	4.75%, due 2/15/2028	302,250	(e)
280,000	4.75%, due 4/1/2029	281,400	(e)
		583,650

Building Materials 2.4%
975,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	1,011,562	(e)
1,775,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	1,837,125	(e)
1,370,000	Masonite Int’l Corp., 5.38%, due 2/1/2028	1,438,500	(e)
		4,287,187

See Notes to Financial Statements	8

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

Cable & Satellite Television 5.1%
	CSC Holdings LLC
$430,000	7.50%, due 4/1/2028	$457,413	(e)
535,000	6.50%, due 2/1/2029	573,787	(e)
4,720,000	5.75%, due 1/15/2030	4,657,224	(e)
880,000	4.63%, due 12/1/2030	806,300	(e)
	DISH DBS Corp.
595,000	7.75%, due 7/1/2026	661,194
505,000	7.38%, due 7/1/2028	530,881
710,000	5.13%, due 6/1/2029	683,375
880,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	880,000	(e)
		9,250,174

Chemicals 4.2%
640,000	Hexion, Inc., 7.88%, due 7/15/2027	678,400	(e)
325,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	351,000	(e)
	NOVA Chemicals Corp.
65,000	5.00%, due 5/1/2025	68,494	(e)
1,026,000	5.25%, due 6/1/2027	1,079,834	(e)
	Olympus Water U.S. Holding Corp.
700,000	4.25%, due 10/1/2028	688,275	(e)
285,000	6.25%, due 10/1/2029	284,288	(e)
	SCIH Salt Holdings, Inc.
730,000	4.88%, due 5/1/2028	713,575	(e)
1,065,000	6.63%, due 5/1/2029	1,002,431	(e)(f)
400,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	403,252	(e)(g)
635,000	Tronox, Inc., 4.63%, due 3/15/2029	622,510	(e)
1,655,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	1,669,481	(e)
		7,561,540

Consumer - Commercial Lease Financing 2.4%
715,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	766,838	(e)(h)
2,732,508	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	2,652,855	(e)(i)
415,000	LFS Topco LLC, 5.88%, due 10/15/2026	426,931	(e)
530,000	World Acceptance Corp., 7.00%, due 11/1/2026	522,050	(e)
		4,368,674

Electric - Generation 3.3%
	Calpine Corp.
915,000	5.13%, due 3/15/2028	910,425	(e)
1,470,000	4.63%, due 2/1/2029	1,425,900	(e)
2,695,000	5.00%, due 2/1/2031	2,641,369	(e)
450,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	452,205	(e)
555,000	Vistra Operations Co. LLC, 4.38%, due 5/1/2029	549,450	(e)
		5,979,349

See Notes to Financial Statements	9

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

Electric - Integrated 1.0%
	Talen Energy Supply LLC
$370,000	10.50%, due 1/15/2026	$244,633	(e)
670,000	7.25%, due 5/15/2027	640,842	(e)
835,000	6.63%, due 1/15/2028	789,075	(e)
130,000	7.63%, due 6/1/2028	124,150	(e)
		1,798,700

Energy - Exploration & Production 4.8%
525,000	Antero Resources Corp., 5.38%, due 3/1/2030	555,712	(e)
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
810,000	7.00%, due 11/1/2026	836,325	(e)
365,000	9.00%, due 11/1/2027	499,137	(e)
245,000	8.25%, due 12/31/2028	266,438	(e)
460,000	5.88%, due 6/30/2029	465,649	(e)
470,000	Colgate Energy Partners III LLC, 5.88%, due 7/1/2029	481,163	(e)
	Comstock Resources, Inc.
662,000	6.75%, due 3/1/2029	711,650	(e)
505,000	5.88%, due 1/15/2030	525,099	(e)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
520,000	6.25%, due 11/1/2028	533,676	(e)
338,000	5.75%, due 2/1/2029	343,070	(e)
373,000	6.00%, due 2/1/2031	382,837	(e)
	Occidental Petroleum Corp.
225,000	7.50%, due 5/1/2031	292,930
565,000	7.88%, due 9/15/2031	755,687
1,040,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,069,900
310,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	318,060	(e)
605,000	Tap Rock Resources LLC, 7.00%, due 10/1/2026	622,751	(e)
		8,660,084

Environmental 0.2%
405,000	GFL Environmental, Inc., 4.38%, due 8/15/2029	401,120	(e)

Food & Drug Retailers 0.5%
945,000	Arko Corp., 5.13%, due 11/15/2029	922,415	(e)

Food - Wholesale 2.7%
	Performance Food Group, Inc.
1,390,000	5.50%, due 10/15/2027	1,449,075	(e)
525,000	4.25%, due 8/1/2029	525,000	(e)
	Post Holdings, Inc.
865,000	4.63%, due 4/15/2030	869,325	(e)
745,000	4.50%, due 9/15/2031	730,048	(e)
1,365,000	U.S. Foods, Inc., 4.75%, due 2/15/2029	1,381,066	(e)
		4,954,514

See Notes to Financial Statements	10

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

Forestry & Paper 0.3%
$605,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	$603,185	(e)

Gaming 3.5%
1,225,000	Boyd Gaming Corp., 4.75%, due 12/1/2027	1,262,117
	Caesars Entertainment, Inc.
1,540,000	8.13%, due 7/1/2027	1,724,877	(e)
460,000	4.63%, due 10/15/2029	462,208	(e)
120,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	122,850	(e)
	Scientific Games Int’l, Inc.
190,000	8.25%, due 3/15/2026	201,400	(e)
1,240,000	7.00%, due 5/15/2028	1,339,758	(e)
1,240,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	1,260,925	(e)
		6,374,135

Gas Distribution 13.0%
1,800,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 7.88%, due 5/15/2026	1,968,750	(e)
	Buckeye Partners L.P.
910,000	4.13%, due 12/1/2027	916,825	(f)
460,000	5.85%, due 11/15/2043	453,514
785,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	838,129
2,455,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	2,553,200	(e)
920,000	DCP Midstream LLC, 5.85%, due 5/21/2043	857,440	(e)(h)
305,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	366,000
	EQM Midstream Partners L.P.
250,000	6.50%, due 7/1/2027	278,125	(e)
320,000	4.50%, due 1/15/2029	329,200	(e)
320,000	4.75%, due 1/15/2031	331,304	(e)
	EQT Midstream Partners L.P.
450,000	4.13%, due 12/1/2026	462,937
1,095,000	5.50%, due 7/15/2028	1,206,065
	Genesis Energy L.P./Genesis Energy Finance Corp.
165,000	6.50%, due 10/1/2025	162,641
270,000	6.25%, due 5/15/2026	261,225	(f)
275,000	8.00%, due 1/15/2027	276,293
	Global Partners L.P./GLP Finance Corp.
160,000	7.00%, due 8/1/2027	166,800
270,000	6.88%, due 1/15/2029	279,788
625,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	656,250	(e)
685,000	ITT Holdings LLC, 6.50%, due 8/1/2029	686,712	(e)
	New Fortress Energy, Inc.
1,435,000	6.75%, due 9/15/2025	1,397,324	(e)
1,770,000	6.50%, due 9/30/2026	1,720,157	(e)
	NuStar Logistics L.P.
400,000	5.75%, due 10/1/2025	428,000
355,000	6.00%, due 6/1/2026	377,187
435,000	5.63%, due 4/28/2027	456,206

See Notes to Financial Statements	11

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

$550,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	$580,085	(e)
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
585,000	5.75%, due 4/15/2025	521,747
345,000	8.50%, due 10/15/2026	346,804	(e)(g)
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
375,000	7.50%, due 10/1/2025	405,469	(e)
500,000	6.00%, due 3/1/2027	518,125	(e)
525,000	5.50%, due 1/15/2028	526,906	(e)
405,000	6.00%, due 12/31/2030	405,089	(e)
350,000	6.00%, due 9/1/2031	344,313	(e)
	Venture Global Calcasieu Pass LLC
525,000	3.88%, due 8/15/2029	534,187	(e)
525,000	4.13%, due 8/15/2031	543,349	(e)
1,270,000	Western Midstream Operating L.P., 5.30%, due 2/1/2030	1,392,237	(j)
		23,548,383

Health Facilities 2.9%
	Acadia Healthcare Co., Inc.
470,000	5.50%, due 7/1/2028	489,975	(e)
270,000	5.00%, due 4/15/2029	275,400	(e)
	CHS/Community Health Systems, Inc.
227,000	8.00%, due 12/15/2027	246,011	(e)
530,000	6.88%, due 4/15/2029	545,238	(e)
1,115,000	6.13%, due 4/1/2030	1,096,000	(e)
480,000	4.75%, due 2/15/2031	480,000	(e)
2,025,000	Tenet Healthcare Corp., 6.13%, due 10/1/2028	2,126,149	(e)
		5,258,773

Health Services 2.1%
925,000	DaVita, Inc., 4.63%, due 6/1/2030	929,588	(e)
745,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	500,469	(e)
819,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, due 2/1/2028	872,235	(e)
700,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	619,500	(e)(f)
320,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	332,000	(e)
550,000	Vizient, Inc., 6.25%, due 5/15/2027	576,460	(e)
		3,830,252

Hotels 1.1%
1,895,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, due 10/1/2028	1,980,275	(e)

Insurance Brokerage 6.1%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
2,215,000	6.75%, due 10/15/2027	2,286,987	(e)
365,000	5.88%, due 11/1/2029	366,789	(e)(g)
1,040,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	1,036,755	(e)

See Notes to Financial Statements	12

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

	AssuredPartners, Inc.
$1,515,000	7.00%, due 8/15/2025	$1,535,831	(e)
815,000	5.63%, due 1/15/2029	808,888	(e)
550,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	540,375	(e)
2,605,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,741,762	(e)
1,740,000	HUB Int’l Ltd., 7.00%, due 5/1/2026	1,794,375	(e)
		11,111,762

Investments & Misc. Financial Services 0.8%
1,110,000	EverArc Escrow S.a.r.l., 5.00%, due 10/30/2029	1,110,000	(e)
280,000	MoneyGram Int’l, Inc., 5.38%, due 8/1/2026	280,700	(e)
		1,390,700

Machinery 1.8%
630,000	Harsco Corp., 5.75%, due 7/31/2027	654,413	(e)
730,000	Terex Corp., 5.00%, due 5/15/2029	744,600	(e)
1,332,000	TK Elevator Holdco GmbH, 7.63%, due 7/15/2028	1,411,920	(e)
360,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	366,408	(e)
		3,177,341

Managed Care 1.4%
	MPH Acquisition Holdings LLC
620,000	5.50%, due 9/1/2028	615,680	(e)
2,100,000	5.75%, due 11/1/2028	1,915,400	(e)(f)
		2,531,080

Media Content 2.1%
1,070,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	1,094,075	(e)
	Sirius XM Radio, Inc.
1,855,000	5.50%, due 7/1/2029	2,001,081	(e)
690,000	3.88%, due 9/1/2031	662,835	(e)
		3,757,991

Medical Products 0.9%
	Mozart Debt Merger Sub, Inc.
625,000	3.88%, due 4/1/2029	621,875	(e)
955,000	5.25%, due 10/1/2029	969,325	(e)
		1,591,200

Metals - Mining Excluding Steel 3.3%
2,080,000	Century Aluminum Co., 7.50%, due 4/1/2028	2,199,600	(e)
	First Quantum Minerals Ltd.
1,585,000	6.88%, due 3/1/2026	1,650,381	(e)
1,020,000	6.88%, due 10/15/2027	1,088,850	(e)
	Hudbay Minerals, Inc.
415,000	4.50%, due 4/1/2026	413,963	(e)
560,000	6.13%, due 4/1/2029	589,400	(e)(f)
		5,942,194

See Notes to Financial Statements	13

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

Oil Field Equipment & Services 1.3%
$840,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	$869,400	(e)
520,000	TechnipFMC PLC, 6.50%, due 2/1/2026	554,504	(e)
890,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 4/1/2026	920,038
		2,343,942

Packaging 1.9%
590,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	606,963	(e)
805,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	793,931	(e)
1,270,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	1,328,737	(e)
690,000	Trivium Packaging Finance BV, 8.50%, due 8/15/2027	727,681	(e)
		3,457,312

Personal & Household Products 0.5%
335,000	Diamond BC BV, 4.63%, due 10/1/2029	337,345	(e)
575,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	574,281	(e)
		911,626

Pharmaceuticals 1.0%
335,000	Grifols Escrow Issuer SA, 4.75%, due 10/15/2028	340,025	(e)
590,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.13%, due 4/30/2031	608,544	(e)
858,000	Valeant Pharmaceuticals Int’l, Inc., 6.13%, due 4/15/2025	873,890	(e)
		1,822,459

Rail 0.3%
525,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	557,813	(e)

Real Estate Development & Management 1.7%
	Realogy Group LLC/Realogy Co-Issuer Corp.
505,000	7.63%, due 6/15/2025	539,567	(e)
675,000	9.38%, due 4/1/2027	738,281	(e)
1,646,000	5.75%, due 1/15/2029	1,705,668	(e)
		2,983,516

Real Estate Investment Trusts 9.6%
1,250,000	American Finance Trust, Inc./American Finance Operating Partner L.P., 4.50%, due 9/30/2028	1,250,000	(e)
485,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	496,519	(e)
	EPR Properties
430,000	4.50%, due 6/1/2027	462,435
535,000	4.95%, due 4/15/2028	585,769
305,000	3.75%, due 8/15/2029	313,217
	Hospitality Properties Trust
142,000	4.65%, due 3/15/2024	143,243
683,000	4.35%, due 10/1/2024	688,293
300,000	4.95%, due 2/15/2027	295,500
115,000	3.95%, due 1/15/2028	106,950
325,000	4.38%, due 2/15/2030	306,312

See Notes to Financial Statements	14

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

	Iron Mountain, Inc.
$2,605,000	5.25%, due 3/15/2028	$2,715,712	(e)
245,000	5.00%, due 7/15/2028	252,350	(e)
2,120,000	4.88%, due 9/15/2029	2,190,172	(e)
905,000	5.63%, due 7/15/2032	963,825	(e)
1,345,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	1,371,900
650,000	RLJ Lodging Trust L.P., 4.00%, due 9/15/2029	648,732	(e)
1,285,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	1,351,434	(e)
2,740,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	2,771,743	(e)
361,000	VICI Properties L.P./VICI Note Co., Inc., 4.25%, due 12/1/2026	373,935	(e)
		17,288,041

Recreation & Travel 5.9%
	Carnival Corp.
205,000	7.63%, due 3/1/2026	215,986	(e)
1,485,000	5.75%, due 3/1/2027	1,510,987	(e)
1,095,000	9.88%, due 8/1/2027	1,260,619	(e)
1,005,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, due 5/1/2025	1,042,687	(e)
900,000	Motion Bondco DAC, 6.63%, due 11/15/2027	900,000	(e)(f)
780,000	NCL Corp. Ltd., 5.88%, due 3/15/2026	781,950	(e)
1,085,000	NCL Finance Ltd., 6.13%, due 3/15/2028	1,094,494	(e)
1,195,000	Royal Caribbean Cruises Ltd., 5.50%, due 4/1/2028	1,215,912	(e)
1,175,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	1,197,031	(e)
555,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	559,163	(e)
925,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	982,813	(e)
		10,761,642

Software - Services 2.2%
530,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	540,600	(e)
975,000	Endurance Acquisition Merger Sub, 6.00%, due 2/15/2029	897,000	(e)
430,000	Granite Merger Sub 2, Inc., 11.00%, due 7/15/2027	490,200	(e)
	Presidio Holdings, Inc.
295,000	4.88%, due 2/1/2027	300,163	(e)
925,000	8.25%, due 2/1/2028	982,812	(e)
820,000	Rackspace Technology Global, Inc., 5.38%, due 12/1/2028	789,250	(e)(f)
		4,000,025

Specialty Retail 4.3%
	Carvana Co.
1,045,000	5.63%, due 10/1/2025	1,067,206	(e)
2,110,000	5.50%, due 4/15/2027	2,125,825	(e)
865,000	4.88%, due 9/1/2029	836,887	(e)(f)
	Crocs, Inc.
700,000	4.25%, due 3/15/2029	708,750	(e)
640,000	4.13%, due 8/15/2031	644,000	(e)

See Notes to Financial Statements	15

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

	Gap, Inc.
$265,000	3.63%, due 10/1/2029	259,700	(e)
310,000	3.88%, due 10/1/2031	303,800	(e)
645,000	L Brands, Inc., 6.63%, due 10/1/2030	721,594	(e)
720,000	LCM Investments Holdings II LLC, 4.88%, due 5/1/2029	739,310	(e)
365,000	Petsmart, Inc./Petsmart Finance Corp., 4.75%, due 2/15/2028	375,038	(e)
		7,782,110

Steel Producers - Products 1.0%
	Allegheny Technologies, Inc.
420,000	4.88%, due 10/1/2029	419,706	(f)
190,000	5.13%, due 10/1/2031	189,278
409,000	Joseph T Ryerson & Son, Inc., 8.50%, due 8/1/2028	455,013	(e)
670,000	TMS Int’l Corp., 6.25%, due 4/15/2029	691,775	(e)
		1,755,772

Support - Services 13.1%
830,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	816,832	(e)
	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.
565,000	4.63%, due 6/1/2028	560,435	(e)
415,000	4.63%, due 6/1/2028	411,244	(e)
	APX Group, Inc.
2,090,000	6.75%, due 2/15/2027	2,204,950	(e)
855,000	5.75%, due 7/15/2029	847,519	(e)
	Aramark Services, Inc.
1,660,000	6.38%, due 5/1/2025	1,746,967	(e)
630,000	5.00%, due 2/1/2028	644,175	(e)
1,405,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	1,390,950	(e)
790,000	Clarivate Science Holdings Corp., 4.88%, due 7/1/2029	786,603	(e)
880,000	Garda World Security Corp., 6.00%, due 6/1/2029	858,000	(e)
785,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	815,419	(e)
2,260,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	2,265,650	(e)
530,000	Korn/Ferry Int’l, 4.63%, due 12/15/2027	546,562	(e)
	Mav Acquisition Corp.
675,000	5.75%, due 8/1/2028	663,154	(e)
445,000	8.00%, due 8/1/2029	432,763	(e)
	Nielsen Finance LLC/Nielsen Finance Co.
1,755,000	5.63%, due 10/1/2028	1,824,735	(e)
970,000	5.88%, due 10/1/2030	1,015,396	(e)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
345,000	5.75%, due 4/15/2026	369,029	(e)
990,000	6.25%, due 1/15/2028	1,014,750	(e)
	SRS Distribution, Inc.
475,000	4.63%, due 7/1/2028	485,593	(e)
265,000	6.13%, due 7/1/2029	272,619	(e)(f)
505,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	513,837	(e)
1,630,000	United Rentals N.A., Inc., 3.75%, due 1/15/2032	1,626,088

See Notes to Financial Statements	16

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

$735,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	$766,237	(e)
860,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	887,950	(e)
		23,767,457

Technology Hardware & Equipment 2.8%
925,000	CommScope Finance LLC, 8.25%, due 3/1/2027	942,520	(e)
	CommScope Technologies LLC
1,354,000	6.00%, due 6/15/2025	1,340,230	(e)
1,375,000	5.00%, due 3/15/2027	1,275,779	(e)(f)
	CommScope, Inc.
660,000	7.13%, due 7/1/2028	650,925	(e)
305,000	4.75%, due 9/1/2029	299,266	(e)
545,000	Imola Merger Corp., 4.75%, due 5/15/2029	559,960	(e)
		5,068,680

Telecom - Wireline Integrated &Services 12.1%
2,355,000	Altice France Holding SA, 6.00%, due 2/15/2028	2,237,250	(e)
	Altice France SA
1,960,000	8.13%, due 2/1/2027	2,107,000	(e)
675,000	5.50%, due 1/15/2028	676,688	(e)
	Consolidated Communications, Inc.
540,000	5.00%, due 10/1/2028	545,400	(e)(f)
500,000	6.50%, due 10/1/2028	532,445	(e)
	Frontier Communications Corp.
3,215,000	5.88%, due 10/15/2027	3,367,712	(e)
235,000	6.75%, due 5/1/2029	241,756	(e)
1,145,000	5.88%, due 11/1/2029	1,140,706
650,000	6.00%, due 1/15/2030	653,075	(e)
	Iliad Holding SAS
250,000	6.50%, due 10/15/2026	257,605	(e)
225,000	7.00%, due 10/15/2028	231,867	(e)
	Level 3 Financing, Inc.
1,440,000	4.63%, due 9/15/2027	1,476,000	(e)
1,395,000	3.75%, due 7/15/2029	1,318,275	(e)
	Lumen Technologies, Inc.
1,340,000	4.50%, due 1/15/2029	1,294,775	(e)
1,275,000	5.38%, due 6/15/2029	1,279,781	(e)
	Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
615,000	6.00%, due 2/15/2028	590,400	(e)(f)
375,000	10.75%, due 6/1/2028	412,500	(e)
800,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	795,470	(e)
2,115,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	2,147,973	(e)
645,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	629,543	(e)
		21,936,221

See Notes to Financial Statements	17

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

PRINCIPAL AMOUNT		VALUE

Theaters & Entertainment 1.8%
$645,000	Cinemark USA, Inc., 5.25%, due 7/15/2028	$629,278	(e)
	Live Nation Entertainment, Inc.
655,000	6.50%, due 5/15/2027	717,225	(e)
1,930,000	4.75%, due 10/15/2027	1,968,600	(e)
		3,315,103
	Total Corporate Bonds (Cost $241,220,115)	244,964,642

Convertible Bonds 1.7%

Media 0.4%
782,000	DISH Network Corp., 3.38%, due 8/15/2026	796,730

Oil, Gas & Consumable Fuels 1.3%
2,670,000	Cheniere Energy, Inc., 4.25%, due 3/15/2045	2,274,774
	Total Convertible Bonds (Cost $2,948,306)	3,071,504

Asset-Backed Securities 4.0%
500,000	AIG CLO Ltd., Ser. 2019-2A, Class ER (3M USD LIBOR + 6.40%), due 10/25/2033	500,000	(a)(c)(e)(g)
500,000	Ares LIV CLO Ltd., Ser. 2019-54A, Class E, (3M USD LIBOR + 7.34%), 7.46%, due 10/15/2032	500,166	(a)(e)
500,000	Balboa Bay Loan Funding Ltd., Ser. 2021-2A, Class E, (3M USD LIBOR + 6.60%), due 1/20/2035	495,000	(a)(c)(e)(g)(k)
250,000	Barings CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 6.12%, due 7/18/2029	248,017	(a)(e)
500,000	Carlyle U.S. CLO Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 6.60%), 6.72%, due 7/15/2032	499,522	(a)(e)
500,000	Catskill Park CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.00%), 6.13%, due 4/20/2029	494,978	(a)(e)
350,000	Cedar Funding X CLO Ltd., Ser. 2019-10A, Class ER (3M USD LIBOR + 6.50%), due 10/20/2032	349,993	(a)(c)(e)
250,000	Crown City CLO II, Ser. 2020-A, Class D, (3M USD LIBOR + 7.17%), 7.30%, due 1/20/2032	249,372	(a)(e)
250,000	Galaxy XXIV CLO Ltd., Ser. 2017-24A, Class E, (3M USD LIBOR + 5.50%), 5.62%, due 1/15/2031	239,366	(a)(e)
1,000,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.32%, due 7/25/2031	970,669	(a)(e)
500,000	OCP CLO Ltd., Ser. 2019-17A, Class ER, (3M USD LIBOR + 6.50%), 6.63%, due 7/20/2032	499,988	(a)(e)
1,000,000	Octagon Investment Partners Ltd., Ser. 2020-3A, Class ER (3M USD LIBOR + 6.70%), due 10/20/2034	1,000,000	(a)(c)(e)(g)
1,000,000	Parallel CLO Ltd., Ser. 2021-2A, Class D (3M USD LIBOR + 7.20%), due 10/20/2034	980,000	(a)(c)(e)(g)(k)
250,000	Voya CLO Ltd., Ser. 2019-2, Class E, (3M USD LIBOR + 6.60%), 6.73%, due 7/20/2032	248,674	(a)(e)
	Total Asset-Backed Securities (Cost $7,049,805)	7,275,745

NUMBER OF SHARES

Short-Term Investments 12.5%
Investment Companies 12.5%
12,847,925	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(l)	12,847,925	(m)
9,778,010	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(l)	9,778,010	(n)
Total Short-Term Investments (Cost $22,625,935)		22,625,935
Total Investments 159.1% (Cost $284,006,072)		288,160,303
Liabilities Less Other Assets (17.1)%		(31,068,252	)(o)
Liquidation Preference of Mandatory Redeemable Preferred Shares (42.0)%		(76,000,000)
Net Assets Applicable to Common Stockholders 100.0%		$181,092,051

See Notes to Financial Statements	18

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

(a)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.
(b)	All or a portion of this security was purchased on a delayed delivery basis.
(c)	All or a portion of this security had not settled as of October 31, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(d)	The stated interest rates represent the range of rates at October 31, 2021 of the underlying contracts within the Loan Assignment.
(e)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $219,567,546, which represents 121.2% of net assets applicable to common stockholders of the Fund.
(f)	The security or a portion of this security is on loan at October 31, 2021. Total value of all such securities at October 31, 2021 amounted to $9,569,164 for the Fund.
(g)	When-issued security. Total value of all such securities at October 31, 2021 amounted to $4,091,845, which represents 2.3% of net assets applicable to common stockholders of the Fund.
(h)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(i)	Payment-in-kind (PIK) security.
(j)	Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.
(k)	Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Directors. Total value of all such securities at October 31, 2021 amounted to $1,475,000, which represents 0.8% of net assets applicable to common stockholders of the Fund.
(l)	Represents 7-day effective yield as of October 31, 2021.
(m)	All or a portion of this security is segregated in connection with obligations for swap contracts, when-issued securities and/or delayed delivery securities with a total value of $12,847,925.
(n)	Represents investment of cash collateral received from securities lending.
(o)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2021.

See Notes to Financial Statements	19

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

Positions By Country
Country	Investments at Value	Percentage of Net Assets
United States	$233,978,474	129.2%
Cayman Islands	9,928,600	5.5%
United Kingdom	4,622,384	2.6%
Canada	4,539,212	2.5%
France	3,273,160	1.8%
Zambia	2,739,231	1.5%
Luxembourg	2,237,250	1.2%
Germany	1,778,328	1.0%
Ireland	766,838	0.4%
Netherlands	727,681	0.4%
Finland	603,185	0.3%
Spain	340,025	0.2%
Liquidation Preference of Mandatory Redeemable Preferred Shares	(76,000,000)	(42.0)%
Short-Term Investments and Other Liabilities-Net	(8,442,317)	(4.6)%
	$181,092,051	100.0%

See Notes to Financial Statements	20

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

Derivative Instruments

Interest rate swap contracts (“interest rate swaps”)

At October 31, 2021, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed-Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	USD	25,000,000	Receive	3M LIBOR	0.29%	3M/6M	6/21/2023	$106,335	$(22,518)	$83,817
CME	USD	20,000,000	Receive	3M LIBOR	0.33%	3M/6M	7/3/2023	75,419	(20,013)	55,406
Total								$181,754	$(42,531)	$139,223

At October 31, 2021, the Fund had $311,809 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the year ended October 31, 2021, the average notional value for the months where the Fund had interest rate swaps outstanding was $45,000,000 when the Fund paid the fixed rate.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments(a)	$—	$10,222,477	$—	$10,222,477
Corporate Bonds(a)	—	244,964,642	—	244,964,642
Convertible Bonds(a)	—	3,071,504	—	3,071,504
Asset-Backed Securities	—	7,275,745	—	7,275,745
Short-Term Investments	—	22,625,935	—	22,625,935
Total Investments	$—	$288,160,303	$—	$288,160,303

(a)	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements	21

Schedule of Investments High Yield Strategies Fund Inc.^

(cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2021
Investments in Securities:
Loan
Assignments(c)	$643,327	$639	$(2,874)	$26,369	$—	$(667,461)	$—	$—	$—	$—
Total	$643,327	$639	$(2,874)	$26,369	$—	$(667,461)	$—	$—	$—	$—

(c)	At the beginning of the year, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at October 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$139,223	$—	$139,223
Total	$—	$139,223	$—	$139,223

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	22

Statement of Assets and Liabilities

Neuberger Berman
HIGH YIELD STRATEGIES FUND INC.
October 31, 2021
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$288,160,303
Cash collateral segregated for centrally cleared swap contracts (Note A)	311,809
Interest receivable	3,619,192
Receivable for securities sold	378,079
Receivable for securities lending income (Note A)	5,059
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)	139,223
Prepaid expenses and other assets	18,604
Total Assets	292,632,269
Liabilities
Notes payable (net of unamortized deferred issuance costs of $243,416) (Note A)	19,256,584
Mandatory Redeemable Preferred Shares, Series C ($12.50 liquidation preference per share; 6,080,000 shares issued and outstanding) (Note A)	76,000,000
Distributions payable—preferred shares	430,872
Distributions payable—common stock	14,471
Payable to investment manager (Note B)	141,447
Payable for securities purchased	5,634,346
Payable to administrator (Note B)	11,787
Payable to directors	13,889
Interest payable (Note A)	23,080
Payable for loaned securities collateral (Note A)	9,778,010
Other accrued expenses and payables	235,732
Total Liabilities	111,540,218
Net Assets applicable to Common Stockholders	$181,092,051
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$202,078,040
Total distributable earnings/(losses)	(20,985,989)
Net Assets applicable to Common Stockholders	$181,092,051
Shares of Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	14,663,602
Net Asset Value Per Share of Common Stock Outstanding	$12.35
† Securities on loan, at value:
Unaffiliated issuers	$9,569,164
* Cost of Investments:
(a) Unaffiliated Issuers	$284,006,072

See Notes to Financial Statements	23

Statement of Operations

Neuberger Berman
HIGH YIELD STRATEGIES FUND INC.
For the Fiscal Year Ended October 31, 2021
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$16,282,851
Income from securities loaned-net	40,138
Total income	$16,322,989
Expenses:
Investment management fees (Note B)	1,745,077
Administration fees (Note B)	145,423
Audit fees	57,256
Basic maintenance (Note A)	12,500
Custodian and accounting fees	121,656
Insurance	10,036
Legal fees	355,062
Stockholder reports	58,578
Stock exchange listing fees	8,941
Stock transfer agent fees	32,963
Distributions to mandatory redeemable preferred shareholders (Note A)	1,822,587
Directors’ fees and expenses	43,400
Interest	430,607
Miscellaneous	38,987
Total expenses	4,883,073
Net investment income/(loss)	$11,439,916
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	15,771,444
Expiration or closing of swap contracts	(394,095)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(559,492)
Unfunded loan commitments	(4,339)
Swap contracts	545,270
Net gain/(loss) on investments	15,358,788
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$26,798,704

See Notes to Financial Statements	24

Statements of Changes in Net Assets

Neuberger Berman
	HIGH YIELD STRATEGIES FUND INC.
	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$11,439,916	$14,255,720
Net realized gain/(loss) on investments	15,377,349	(12,364,703)
Change in net unrealized appreciation/(depreciation) of investments	(18,561)	1,130,937
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	26,798,704	3,021,954
Distributions to Common Stockholders From (Note A):
Distributable earnings	(11,528,512)	(15,049,600)
Tax return of capital	(4,832,395)	(6,171,475)
Total distributions to Common Stockholders	(16,360,907)	(21,221,075)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	103,128	—
Payments for shares repurchased in connection with common stock tender offer (Note E)	(58,768,306)	—
Net increase/(decrease) from capital share transactions	(58,665,178)	—
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(48,227,381)	(18,199,121)
Net Assets Applicable to Common Stockholders:
Beginning of year	229,319,432	247,518,553
End of year	$181,092,051	$229,319,432

See Notes to Financial Statements	25

Statement of Cash Flows

Neuberger Berman
HIGH YIELD STRATEGIES FUND INC.
For the Fiscal Year Ended October 31, 2021
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$26,798,704
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(194,259,445)
Proceeds from disposition of investment securities	287,582,245
Purchase/sale of short-term investment securities, net	(13,052,095)
Increase/decrease in receivable/payable for accumulated variation margin on centrally cleared swap contracts	(545,270)
Decrease in interest receivable	1,641,486
Decrease in unamortized deferred issuance costs	136,090
Increase in receivable for securities lending income	(4,223)
Decrease in prepaid expenses and other assets	2,025
Decrease in receivable for securities sold	157,047
Increase in payable for collateral on loaned securities	6,780,450
Decrease in distributions payable on preferred shares	(109,543)
Increase in payable for securities purchased	4,377,421
Decrease in interest payable	(14,797)
Net amortization/(accretion) of premium/(discount) on investments	408,624
Decrease in payable to investment manager	(40,152)
Decrease in payable to directors	(7,053)
Decrease in payable to administrator	(3,346)
Decrease in other accrued expenses and payables	(410,456)
Unrealized depreciation on investment securities of unaffiliated issuers	559,492
Unrealized depreciation unfunded loan commitments	4,339
Net realized gain from transactions in investment securities of unaffiliated issuers	(15,771,444)
Net cash provided by (used in) operating activities	$104,230,099
Cash flows from financing activities:
Cash distributions paid on common stock	(16,259,051)
Payout for common stock redeemed via tender offer	(58,768,306)
Cash disbursement for prepayment of privately placed notes	(10,500,000)
Cash disbursement from repayment of Mandatory Redeemable Preferred Shares Series C	(19,000,000)
Net cash provided by (used in) financing activities	(104,527,357)
Net increase/(decrease) in cash and restricted cash	(297,258)
Cash and restricted cash at beginning of year	609,067
Cash and restricted cash at end of year	$311,809
Supplemental disclosure
Cash paid for interest	$445,404

The following table provides a reconciliation of cash and restricted cash, if any, reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	October 31, 2021	October 31, 2020
Cash	$—	$21,699
Deposit for derivative collateral
Cash collateral segregated for centrally cleared swap contracts due to broker	311,809	587,368
Total cash and restricted cash as shown in the Statement of Cash Flows	$311,809	$609,067

See Notes to Financial Statements	26

Notes to Financial Statements High Yield Strategies Fund Inc.

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available (“Other Market Information”).

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relative listed bond and preferred stock prices and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2021 was $132.

4	Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2021, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost of investments held at October 31, 2021 was $284,327,244. The estimated gross unrealized appreciation was $6,927,007 and estimated gross unrealized depreciation was $2,912,194 resulting in net unrealized appreciation in value of investments of $4,014,813 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2021, the Fund recorded permanent reclassifications primarily related to nondeductible restructuring costs. For the year ended October 31, 2021, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(136,090)	$136,090

The tax character of distributions paid during the years ended October 31, 2021, and October 31, 2020, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2021	2020	2021	2020	2021	2020	2021	2020
$13,351,098	$16,669,919	$—	$—	$4,832,395	$6,171,475	$18,183,493	$22,841,394

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$4,014,813	$(24,553,057)	$(447,745)	$(20,985,989)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of fund level distributions, tax adjustments related to swap contracts and amortization of bond premium.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$24,553,057	$—

During the year ended October 31, 2021, the Fund utilized capital loss carryforwards of $15,527,383.

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2021 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On October 29, 2021, the Fund declared a monthly distribution to common stockholders in the amount of $0.0905 per share, payable on November 30, 2021 to stockholders of record on November 15, 2021, with an ex-date of November 12, 2021. Subsequent to October 31, 2021, the Fund declared a monthly distribution on November 30, 2021 to common stockholders in the amount of $0.0905 per share, payable on December 31, 2021 to stockholders of record on December 15, 2021, with an ex-date of December 14, 2021.

7	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8	Financial leverage: In September 2013, the Fund issued privately placed notes (“PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B with an aggregate liquidation preference of $35,000,000. In August 2020, the Fund issued Mandatory Redeemable Preferred Shares, Series C (“MRPS” and, together with the PNs, “Private Securities”) with an aggregate liquidation preference of $95,000,000. The Fund used the proceeds from the issuance of the MRPS to repurchase the outstanding Mandatory Redeemable Preferred Shares, Series B and to prepay $60,000,000 of the aggregate principal balance of the PNs. In December 2020, in connection with the reduction in the Fund’s asset level following the tender offer (Note E), the Fund prepaid $10,500,000 of the outstanding PNs and redeemed $19,000,000 of the MRPS, reducing the PNs aggregate principal value to $19,500,000 and the MRPS aggregate liquidation preference to $76,000,000. The PNs have a maturity date of September 18, 2023 and the MRPS have a maturity date of August 3, 2023. The interest on the PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $12.50 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

During the year ended October 31, 2021, the average principal balance outstanding and average annualized interest rate of the PNs were $20,736,986 and 1.42%, respectively. During the year ended October 31, 2021, the average aggregate liquidation preference outstanding and average annualized distribution rate of the MRPS were $78,238,356 and 2.33%.

The table below sets forth key terms of the MRPS.

Series	Mandatory Redemption Date	Interest Rate	Shares Outstanding	Aggregate Liquidation Preference
Series C	8/3/23	2.27%*	6,080,000	$76,000,000

* Current floating rate as of October 31, 2021.

The Fund has paid organizational expenses which are being amortized over the life of the PNs and MRPS. The expenses are included in the Interest expense that is reflected in the Statement of Operations.

The Fund may redeem the MRPS or prepay the PNs, in whole or in part, at its option after giving notice to the relevant holders of the Private Securities but may incur additional expenses on the MRPS if it chooses to so redeem. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of the MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of the PNs at par plus accrued but unpaid interest and certain expenses. The holders of the MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of the MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS for two consecutive years.

9	Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10	Derivative instruments: The Fund’s use of derivatives during the year ended October 31, 2021, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, if any, at October 31, 2021. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund’s performance and may increase costs related to the Fund’s use of derivatives.

Interest rate swap contracts: During the year ended October 31, 2021, the Fund used interest rate swaps to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/ losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

At October 31, 2021, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally cleared swaps	$139,223	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)
Total Value - Assets	$139,223

(a) “Centrally cleared swaps” reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap contracts plus accrued interest as of October 31, 2021.

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2021, was as follows:

Realized Gain/(Loss)
	Interest Rate Risk	Statement of Operations Location
Swaps	$(394,095)	Net realized gain/(loss)
Total Realized Gain/(Loss)	$(394,095)	on: Expiration or closing of swap contracts

Change in Appreciation/(Depreciation)
	Interest Rate Risk	Statement of Operations Location
Swaps	$545,270	Change in net unrealized appreciation/
Total Change in Appreciation/(Depreciation)	$545,270	(depreciation) in value of: Swap contracts

11	Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2021, the Fund had outstanding loans of securities to certain approved brokers, with a value of $9,569,164, for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds	$9,778,010	$—	$—	$—	$9,778,010

(a) Amounts represent the payable for loaned securities collateral received.

The Fund is required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement.

The Fund’s securities lending assets at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund’s securities lending assets by counterparty and net of the related collateral received by the Fund as of October 31, 2021.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$9,569,164	$—	$9,569,164
Total	$9,569,164	$—	$9,569,164

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
SSB	$9,569,164	$—	$(9,569,164)	$—
Total	$9,569,164	$—	$(9,569,164)	$—

(a) Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b) Net Amount represents amounts subject to loss at October 31, 2021, in the event of a counterparty failure.

12	When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

13	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

14	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the rating on the PNs and the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance (Note A).”

15	Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. As of October 31, 2021, the Fund had no outstanding unfunded loan commitments.

16	Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any MRPS outstanding and principal amount of the PNs are not considered liabilities.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the year ended October 31, 2021, there were purchase and sale transactions of long-term securities (excluding swap contracts) of $189,135,853 and $282,694,417, respectively.

Note D—Capital:

Transactions in shares of common stock for the years ended October 31, 2021 and October 31, 2020 were as follows:

For the Year Ended October 31, 2021			For the Year Ended October 31, 2020
Stock Issued on Reinvestment of Dividends and Distributions	Repurchase of Common Stock in connection with Tender Offer (Note E)	Net Increase/ (Decrease) In Common Stock Outstanding	Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) In Common Stock Outstanding
8,163	(4,885,146)	(4,876,983)	—	—

Note E—Common Stock Tender Offer:

On November 10, 2020, the Fund commenced a tender offer to purchase up to 25% of its outstanding shares of common stock for cash at a price equal to 96% of its NAV per share determined on December 10, 2020. The Fund’s tender offer expired on December 10, 2020 at 5:00 p.m., New York City time.

In accordance with the terms of the tender offer, since the tender offer was oversubscribed, the Fund purchased 25% of its outstanding shares of common stock on a pro-rata basis, with appropriate adjustment to avoid purchase of fractional shares of common stock, based on the number of shares properly tendered. The Fund purchased 4,885,146 shares of common stock at a purchase price of $12.03 per share, representing 96% of the NAV per share as of the close of the regular trading session of the NYSE on December 10, 2020. Shares of the Fund’s common stock that were tendered but were not purchased remain outstanding.

Note F—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2021	2020	2019	2018	2017
Common Stock Net Asset Value, Beginning of Year	$11.74	$12.67	$12.45	$13.43	$13.12
Income From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.75	0.73	0.78	0.76	0.87
Net Gains or Losses on Securities (both realized and unrealized)	0.78	(0.57)	0.38	(0.92)	0.35
Total From Investment Operations Applicable to Common Stockholders	1.53	0.16	1.16	(0.16)	1.22

Less Distributions to Common Stockholders From:
Net Investment Income	(0.77)	(0.77)	(0.82)	(0.79)	(0.87)
Tax Return of Capital	(0.32)	(0.32)	(0.12)	(0.03)	(0.04)
Total Distributions to Common Stockholders	(1.09)	(1.09)	(0.94)	(0.82)	(0.91)
Accretive Effect of Common Stock Tender Offer	0.17 [d]	—	—	—	—
Common Stock Net Asset Value, End of Year	$12.35	$11.74	$12.67	$12.45	$13.43
Common Stock Market Value, End of Year	$13.16	$10.75	$11.93	$10.33	$12.13
Total Return, Common Stock Net Asset Value†	14.81% [a]	2.28%	10.43%	(0.20)%[a]	10.41	%ab
Total Return, Common Stock Market Value†	33.61% [a]	(0.53)%	25.32%	(8.32)%[a]	12.70	%ab

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$181.1	$229.3	$247.5	$243.3	$262.5
Preferred Stock Outstanding, End of Year (in millions)^^	$76.0	$95.0	$35.0	$35.0	$35.0
Preferred Stock Liquidation Preference Per Share^^	$12.50	$12.50	$25,000	$25,000	$25,000

Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØØ	2.55%	3.17%	3.52%	2.96%	2.47%
Ratio of Net ExpensesØØ	2.55%	3.17%	3.52%	2.96%	2.45%[c]
Ratio of Net Investment Income/(Loss) Excluding Preferred Stock Distributions	5.96%	6.21%	6.20%	5.88%	6.56%[c]
Portfolio Turnover Rate	66%	102%	89%	62%	65%
Asset Coverage Per Share of Preferred Stock, End of Year¢	$42	$43	$201,899	$198,912	$212,582
Notes Payable (in millions)	$19.3 ^	$29.6 ^	$89.9 ^	$89.9 ^	$89.9	^
Asset Coverage Per $1,000 of Notes Payable¢¢	$14,374	$11,969	$4,147	$4,103	$4,308

See Notes to Financial Highlights	37

Notes to Financial Highlights High Yield Strategies Fund Inc.

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

^	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

Year Ended October 31,
2021	2020	2019	2018	2017
$243,416	$379,506	$88,436	$110,770	$133,104

^^	From September 18, 2013 to August 4, 2020, the Fund had 1,400 Mandatory Redeemable Preferred Shares, Series B outstanding. From August 5, 2020 to December 13, 2020, the Fund had 7,600,000 MRPS outstanding. Effective December 14, 2020, the Fund has 6,080,000 MRPS outstanding (see Note A of Notes to Financial Statements).

ØØ	Distributions to mandatory redeemable preferred stockholders and interest expense is included in expense ratios. The annualized ratios of distributions to mandatory redeemable preferred stockholders and interest expense to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2021	2020	2019	2018	2017
Distributions to mandatory redeemable preferred stockholders	0.15%	0.71%	0.71%	0.62%	0.48%
Interest	0.95%	0.89%	1.38%	1.16%	0.81%

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of mandatory redeemable preferred shares and accumulated unpaid distributions on mandatory redeemable preferred shares) from the Fund’s total assets and dividing by the number of mandatory redeemable preferred shares outstanding.

¢¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of mandatory redeemable preferred shares, the outstanding principal of the PNs and accumulated unpaid liabilities on the PNs and the mandatory redeemable preferred shares) from the Fund’s total assets and dividing by the outstanding Notes Payable balance.

a	The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Fund’s total return for the year ended October 31, 2021. The class action proceeds received in 2018 and 2017 had no impact on the Fund’s total returns for the years ended October 31, 2018 or 2017.

b	In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period. These amounts had no impact on the Fund’s total return for the year ended October 31, 2017.

c	The custodian expenses refund noted in (b) above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets applicable to common stockholders and the annualized ratio of net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net Expenses to Average Net Assets Applicable to Common Stockholders Year Ended October 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Applicable to Common Stockholders Year Ended October 31, 2017
2.47%	6.54%

d	During the year ended October 31, 2021, the Fund conducted a tender offer and repurchased 25% of its outstanding shares of common stock at a price equal to 96% of the Fund’s NAV per share. During the year ended October 31, 2021, final payment for the tender offer was made at $12.03 per share representing 96% of the NAV per share on December 10, 2020.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Neuberger Berman High Yield Strategies Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2021 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations and cash flows for the year ended, the changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2021

Fund Investment Objective, Policies and Risks

Investment Objective and Policies

The Fund’s investment objective is to seek high total return (income plus capital appreciation). There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers. High yield debt securities include securities that, at the time of investment, are rated below investment grade by at least one independent credit rating agency or, if unrated, determined by the Fund’s portfolio managers to be of comparable quality. To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its total assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives. The Fund’s investment objective and its policy of investing at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers are not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however stockholders would be provided at least 60 days’ notice of any changes.

The Fund invests primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 25% of the Fund’s total assets may be invested in securities of foreign issuers traded outside of the U.S. Liquid securities purchased by the Fund may subsequently become illiquid.

The Fund uses leverage to pursue its investment objective. The Fund currently utilizes leverage through the issuance of privately placed notes and preferred stock, and may borrow money or use a variety of additional strategies to increase funds available for investment. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., preferred shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Fund’s notes and preferred stock governing instruments or by agencies rating the preferred stock and notes, which may be more stringent than those imposed by the 1940 Act.

Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of the Fund’s portfolio managers.

The Fund may invest in a variety of direct debt instruments, including bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

The Fund may invest in asset-backed securities, mortgage-backed securities and equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. The Fund may also invest in bonds and preferred stocks that are convertible into equity securities.

The Fund may invest in derivatives. The Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors and collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred stock issued by the Fund or interest payable on the Fund’s borrowings) and credit default swaps. Although the Fund will not use derivatives as a primary investment technique, it may use derivatives for a variety of purposes, including: (1) as a hedge against adverse changes in securities prices, interest rates or foreign currency exchange rates; and (2) as a substitute for purchasing or selling securities.

In connection with the Fund’s use, or expected use, of leverage through the issuance of preferred stock and notes, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of high yield debt securities. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective.

Risk Factors

This section contains a discussion of principal risks of investing in the Fund. The net asset value per share (“NAV”) and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.

Anti-Takeover and Other Provisions in the Articles of Incorporation and Bylaws. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Such provisions may limit the ability of common stockholders to sell their shares at a premium over the then-current market prices and may have the effect of inhibiting structural changes to the Fund, such as a conversion to an open-end investment company.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways.

Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Premium/Discount Risk. The market price of the Fund’s shares of common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the Fund’s shares of common stock will be determined by factors such as relative supply of and demand for shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. The rise in protectionist trade policies, changes to some major international trade agreements and the potential for changes to others, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments and central banks have moved to limit the potential negative economic effects of the COVID-19 pandemic with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, perhaps in response to indications of increasing inflation. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model, and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.

Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter industry regulation, a trend that appears to be changing. Increased regulation may impose added costs on the Fund and its service providers for monitoring and compliance, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time.

Climate Change. There is widespread concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes tied to concerns about climate change could adversely affect the value of certain land and the viability of certain industries.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Trillions of dollars’ worth of financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR). LIBOR is produced daily by averaging the rates for inter-bank lending reported by a number of banks. Current plans call for certain LIBOR-based tenors to be phased out by the end of 2021. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.  Some experts have called for legislation to ease the transition from LIBOR, but there is no assurance whether or when such legislation will be forthcoming.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism.

Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term stockholders.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Shareholder Services 866.227.2136

Plan Agent

American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	47	Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47	Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47	Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

CLASS II

Independent Directors

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47	Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47	Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	47	Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	47	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

James G. Stavridis (1955)	Director since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47	Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2008	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.	47	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.
(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of Stockholders held in 2024, 2022 and 2023, respectively, and each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018	Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	General Counsel — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013- 2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2006	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006	Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2006	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders

The Annual Meeting of Stockholders was held on September 29, 2021. Stockholders voted to elect four Class I Directors to serve until the Annual Meeting of Stockholders in 2024, or until their successors are elected and qualified. The Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean and George W. Morriss (preferred stock only)) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss and James G. Stavridis) continue to hold office until the Annual Meeting of Stockholders in 2022 and 2023, respectively, or until their successors are elected and qualified.

To elect four Class I Directors to serve until the Annual Meeting of Stockholders in 2024 or until their successors are elected and qualified.

Shares of Common and Preferred Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Marc Gary	16,564,342	567,249	—	—
Michael M. Knetter	16,469,329	662,262	—	—
Tom D. Seip	16,440,833	690,758	—	—

Shares of Preferred Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Peter P. Trapp	6,080,000	—	—	—

Board Consideration of the Management Agreement

On an annual basis, the Board of Directors (the “Board or “Directors”) of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund or of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”), (“Independent Fund Directors”), considers whether to continue the Fund’s management agreement with Management (the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management (“Independent Counsel”). At a meeting held on October 21, 2021, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, use of leverage, information regarding share price premiums and/or discounts, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Directors, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums and complying with securities exchange requirements. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding trade execution, trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors may relate to investment performance.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time. The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Directors also considered that Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund not withstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as changes in fixed-income market liquidity, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Fund pays. The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers (“Expense Group”) and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective (“Performance Universe”). The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Expense Group and Performance Universe. In this regard, the Board recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Fund has decreased over time. The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s use of leverage and pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance). The Board also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate-and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board noted the Fund’s outperformance versus its benchmark during the 7-month period ending July 31, 2021. In addition, the Board met with members of the portfolio management team in December 2020 to discuss the Fund’s performance.

The Board noted that the type, amount and term of the leverage are consistent with the portfolio managers’ preferences for the Fund’s investment strategy. The Board also took into account the positive impact the Fund’s leverage arrangements had on performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Board considered that only leveraged closed-end funds were considered for inclusion in the Expense Group presented for comparison with the Fund but also noted the challenges associated with making comparisons regarding expenses for leveraged closed-end funds. The Board took into account Management’s representations that relevant expenses would be difficult for the consulting firm to fully and accurately identify due to, among other things, differences in the type of leverage used and the way such leverage costs are reported. The Board also considered Management’s representations regarding the potential impact on expenses due to the time at which the funds in the Expense Group entered into their leverage arrangements and the funds’ fiscal year-ends (which determine the time period for which leverage costs are reported). With this understanding, the Board also considered the impact of investment-related expenses and taxes on the total expenses of the Fund and the funds in the Expense Group that the consulting firm was able to identify. The Board also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Fund’s expense ratio. The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings and the use of leverage.

The Board considered the Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to the Fund’s Expense Group. The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure. The Board took into account that Management has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest. It also considered Management’s representation that it continues to believe the use of leverage is in the best interests of the Fund’s stockholders regardless of the level of compensation Management receives. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) on managed assets for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, total expenses ranked in the fifth quintile, and total expenses excluding the investment-related expenses and taxes identified by the consulting firm ranked in the fourth quintile.

In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, the Board considered its Closed-End Fund Committee’s ongoing evaluation of the Fund, including the use of leverage and the specific leverage arrangements.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds, noting Management’s representation that there were no such separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such funds, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and Management’s affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0768 12/21

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $51,556 and $53,056 for the fiscal years ended 2020 and 2021, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $12,450 and $12,450 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved  0% and  0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0  for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $12,450 and $12,450 for the fiscal years ended 2020 and 2021, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  As of the filing date, its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean.  Peter P. Trapp, who retired from the Board on December 31, 2021, was a member of the committee prior to his retirement, including on October 31, 2021 at the end of the Fund's fiscal year.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2021, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy

Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
William “Russ” Covode is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2012.  Mr. Covode also manages non-investment grade credit portfolios for NBIA and serves on firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2004.

Daniel Doyle, CFA, is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2014. Mr. Doyle also manages non-investment grade credit portfolios for NBIA and serves on the Firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2012.
Christopher Kocinski, CFA, is a Managing Director of NBIA. Mr. Kocinski joined the firm in 2006. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.
Joseph Lind, CFA, is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2018. Mr. Lind also manages non-investment grade credit portfolios for NBIA and serves on the Firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2018.
 (a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2021.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Russ Covode
Registered Investment Companies*	2	$1,993	0	$0
Other Pooled Investment Vehicles**	23	$10,875	0	$0
Other Accounts***	25	$8,892	2	$575
Daniel Doyle
Registered Investment Companies*	2	$1,986	0	$0
Other Pooled Investment Vehicles**	22	$10,195	0	$0
Other Accounts***	21	$5,601	2	$575
Christopher Kocinski
Registered Investment Companies*	2	$1,993	0	$0
Other Pooled Investment Vehicles**	29	$14,418	0	$0
Other Accounts***	25	$8,881	2	$575
Joseph Lind

Registered Investment Companies*	2	$1,993	0	$0
Other Pooled Investment Vehicles**	29	$14,522	0	$0
Other Accounts***	26	$8,892	2	$575

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2021)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction in which another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2021)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2021.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Russ Covode	A
Daniel Doyle	A
Christopher Kocinski	A
Joseph Lind	E

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

 (b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30*	N/A	N/A	N/A	N/A
December 1 through December 31*	4,885,146	$12.03	4,885,146	N/A

January 1 through January 31	N/A	N/A	N/A	N/A
February 1 through February 28	N/A	N/A	N/A	N/A
March 1 through March 31	N/A	N/A	N/A	N/A
April 1 through April 30	N/A	N/A	N/A	N/A
May 1 through May 31	N/A	N/A	N/A	N/A
June 1 through June 30	N/A	N/A	N/A	N/A
July 1 through July 31	N/A	N/A	N/A	N/A
August 1 through August 31	N/A	N/A	N/A	N/A
September 1 through September 30	N/A	N/A	N/A	N/A
October 1 through October 31	N/A	N/A	N/A	N/A
Total	4,885,146	$12.03	4,885,146	N/A

*The Registrant conducted a tender offer that commenced on November 10, 2020 and expired on December 10, 2020 at 5:00 p.m., New York City time (the “Tender Offer”). Under the terms of the Tender Offer, the Registrant offered to purchase up to 25% of its outstanding shares of common stock for cash at a price equal to 96% of its Net Asset Value (“NAV”) per share determined on December 10, 2020. On December 10, 2020, the Fund accepted 4,885,146 shares of common stock, representing approximately 25% of its then outstanding shares of common stock. Final payment was made at $12.03 per share, representing 96% of the NAV per share at the close of the regular trading session of the NYSE on December 10, 2020.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting

Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund engaged in securities lending activity during the fiscal year ended October 31, 2021.
Gross income from securities lending activities	$46,591
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,451
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,997
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$6,448
Net income from securities lending activities	$40,143

(b)
The Fund engaged in securities lending activity during the fiscal year ended October 31, 2021.  State Street Bank and Trust Company, as the Fund’s securities lending agent, effected loans of available securities of the Fund to qualified brokers and dealers in exchange for negotiated lender’s fees.

Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 5, 2022

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 5, 2022